Exhibit 32.1

 Exhibit 32.1

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Kevin M. Landis, President and Secretary of Firsthand Funds (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    8/28/2026                                                          /s/ Kevin Landis

                                                                                     Kevin M. Landis, President, Treasurer and Secretary